OMNIBUS AMENDMENT
AND
SECURITIES PURCHASE AGREEMENT

This OMNIBUS AMENDMENT AND SECURITIES PURCHASE AGREEMENT, dated as of July 1, 2010 (this "Amendment"), is entered into by and among (i) Compliance Systems Corporation, a Nevada corporation (the “Company” or “CSC” or the “Debtor”), (ii) Execuserve Corp., a Virginia corporation ("ExecuServe"), (iii) Call Compliance Inc., a New York corporation (“Call Compliance”), (iv) Spirits Management Inc. (“Spirits”), (v) Barry Brookstein, a natural person (“Brookstein”), (vi) Dean Garfinkel, a natural person (“Garfinkel” and together with Execuserve, Call Compliance, Spirits and Brookstein, each a “Guarantor” and collectively, the “Guarantors”), and (vii) Agile Opportunity Fund, LLC, a Delaware limited liability company, ("Agile" or the “Investor” or the “Secured Party”).  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the A&R Securities Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Investor entered into a Securities Purchase Agreement, dated as May 6, 2008 (the “Original Securities Purchase Agreement”); and

WHEREAS, in connection with the Original Securities Purchase Agreement, (i) each of Spirits, Brookstein and Garfinkel executed a Limited Non-Recourse Guaranty Agreement in favor of the Investor (collectively, the “CSC Guaranty Agreements”) and (ii) Spirits, Brookstein and Garfinkel executed a Stock Pledge Agreement, dated May 6, 2008 (the “CSC Pledge Agreement”), securing their obligations under the CSC Guaranty Agreements by a pledge of shares of preferred stock of the Company owned by them as set forth on Schedule I to the Pledge Agreement; and

WHEREAS, the Company, the Investor and the Guarantors entered into an Amended and Restated Securities Purchase Agreement dated as of February 5, 2010 (the “A&R Securities Purchase Agreement”) pursuant to which, among other things, the Investor purchased from the Company an Amended and Restated Secured Convertible Debenture in the original principal amount of $1,765,000.00 (the “A&R Debenture”); and

WHEREAS, in connection with the purchase and sale of the A&R Debenture pursuant to the A&R Securities Purchase Agreement, (i) the Company executed and delivered an Amended and Restated Security Agreement in favor of the Investor (the “A&R CSC Security Agreement”), (ii) Execuserve and Call Compliance executed and delivered a Guaranty Agreement in favor of the Investor (the “Subsidiary Guaranty” and together with the CSC Guaranty Agreements, the “Guaranty Agreements”), and (iii) Call Compliance and Execuserve each executed and delivered a Guarantor Security Agreement in favor of the Investor granting to the Investor a first priority lien in the Collateral identified therein (the “Guarantor Security Agreements”); and

WHEREAS, the A&R Securities Purchase Agreement, the A&R CSC Security Agreement, the Guaranty Agreements, the CSC Pledge Agreement, the Guarantor Security Agreements and the A&R Debenture are collectively referred to herein as the “Existing Transaction Documents”; and

WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, one or more additional Secured Convertible Debentures and make certain amendments to the Existing Transaction Documents as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties covenant and agree as follows:

1.           Issuance of New Debenture.

(a)           Subject to the terms and conditions of this Amendment and in reliance on the representations and warranties set forth or referred to herein, (i) at the Initial Closing (as hereinafter defined), the Company shall sell to the Investor and the Investor shall purchase from the Company a Secured Convertible Debenture in the original principal amount of $175,000.00 (the “July Debenture Purchase Price”), such Secured Convertible Debenture to be in the form attached hereto as Exhibit A (the “July Debenture”); with a maturity date of one year from its date of issue, and (ii) at the Second Closing (as defined below), if any, the Company shall sell to the Investor and the Investor shall purchase from the Company a Secured Convertible Debenture in the original principal amount of $125,000.00 (the “August Debenture Purchase Price”) such Secured Convertible Debenture to be in the form attached hereto as Exhibit B (the “August Debenture” and together with the A&R Debenture and the July Debenture, the “Debentures”). The July Debenture and the August Debenture, including accrued but unpaid interest thereon, will be convertible into shares of the common stock, par value $0.001 per share (the “CSC Common Stock”), of CSC at the lesser of $0.03 or the applicable Conversion Price under the A&R Debenture (the “Common Stock Debenture Shares”), subject to a minimum conversion price of $0.001 per share.

(b)           In connection with the purchase and sale of the July Debenture hereunder and in addition thereto, the Company agrees to issue to the Investor at the Initial Closing, Six Million (6,000,000) shares of CSC Common Stock (the “July Incentive Shares”). The July Debenture and the July Incentive Shares are collectively referred to herein as the “July Securities”.

(c)           The closing of the purchase, sale and issuance of the July Securities shall take place at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP (“WBEMS”), 1201 RXR Plaza, Uniondale, New York 11556, or at such other location as agreed to between the parties, simultaneous with the execution hereof (the "Initial Closing").  At the Initial Closing:

(i) the Company shall deliver to the Investor the duly executed July Debenture and one or more stock certificates evidencing the number of July Incentive Shares registered in the name of Investor to be delivered pursuant to Section 1(b) hereof against delivery by the Investor to the Company of the July Debenture Purchase Price by wire transfer of immediately available funds in the amount thereof to the Company’s bank account at Capital One Bank, 111 East Park Avenue, Long Beach, New York 11561 (Account Number: 7924030518) (the “Company Bank Account”) or by such other method agreed to in writing by the Investor and the Company; and

(ii) the Company shall pay all fees due to third party agents and expenses incurred by Agile and/or Agile Investments, LLC in connection with the transactions hereunder, to wit: (x) the actual legal fees and expenses of WBEMS incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby, subject to a maximum of $7,500, and (y) $15,000 payable to Agile Investments, LLC for due diligence costs, structuring work and ongoing debt monitoring fees.

(iii) the Company shall prepay to Investor all interest due on the July Debenture through September 30, 2010.

(d)           The closing of the purchase, sale and issuance of the August Debenture shall take place, at the sole discretion of the Investor, upon two days prior written notice to the Company, on or about August 1, 2010 at the offices of WBEMS (the “Second Closing”).  At the Second Closing, if any:

(i) the Company shall deliver to the Investor the duly executed August Debenture against delivery by the Investor to the Company of the August Debenture Purchase Price by wire transfer of immediately available funds in the amount thereof to the Company’s Bank Account or by such other method agreed to in writing by the Investor and the Company; and

(ii) the Company shall deliver to the Investor an Officer’s Certificate in form and substance satisfactory to the Investor certifying that all representations and warranties made by the Company to the Investor in the Existing Transaction Documents are (subject to representations and warranties which speak of a date certain other than the date on the Second Closing) true and correct as of the date of such Second Closing as if made on and as of the date of such Second Closing with respect to this Amendment and the August Debenture, except that representations with respect to the capitalization of the Company are subject to the issuance of securities pursuant to the Existing Transaction Documents.

(e)           The parties agree that the net proceeds from the issuance of the July Debenture, and, if applicable, the August Debenture, shall be used for working capital purposes.

2.           Amendments to Original Transaction Documents.

(a)           The A&R Securities Purchase Agreement is hereby amended by amended and restating Section 1.5(a) thereof to read in its entirety as follows:

At no time shall the Investor, together with any “affiliates” of the Investor (as defined in the Exchange Act), “beneficially own” (as defined in the Exchange Act) in excess of Nine and 90/00 percent (9.90%) of the outstanding shares of CSC Common Stock.  Accordingly, the Investor shall not convert any portion of any Company Debenture if, as a result of such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of Nine and 90/00 percent (9.90%) of the outstanding shares of CSC Common Stock, inclusive of shares of CSC Common Stock beneficially owned by the Investor and acquired other than through the conversion of a Debenture in violation of the foregoing.

(b)           The A&R Securities Purchase Agreement is hereby amended by amended and restating Section 1.5(b) thereof to read in its entirety as follows:

To the extent that the limitation contained in this Section 1.5 applies, the determination of whether a Company security is convertible or exercisable (in relation to other Company securities owned by the Investor) and which security or portion thereof is convertible or exercisable shall be in the sole discretion of the Investor.  To ensure compliance with this restriction, the Investor will be deemed to represent to the Company each time it delivers a Notice of Conversion under any of the Debentures that such notice does not violate the restrictions set forth in this Section 1.5 and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 1.5, in determining the number of outstanding shares of CSC Common Stock, the Investor may rely on the number of outstanding shares of CSC Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company, including the filing of a Form 8-K which discloses the issuance of shares of CSC Common Stock, or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of CSC Common Stock outstanding.  Upon the written or oral request of the Investor, the Company shall within two business days confirm orally and in writing to the Investor the number of shares of CSC Common Stock then outstanding.  In any case, the number of outstanding shares of CSC Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Investor or its affiliates since the date as of which such number of outstanding shares of CSC Common Stock was reported

(c)           Each of the A&R CSC Security Agreement, the Guaranty Agreements, the Guarantor Security Agreement and the CSC Pledge Agreement is hereby amended by (i) amending the definition of the term “Obligations” contained in the A&R CSC Security Agreement, the Guarantor Security Agreements and the Guaranty Agreements and the term “Debenture Obligations” contained in the CSC Pledge Agreement to include collectively all obligations of the Debtor to the Secured Party under each of the A&R Debenture, the July Debenture and, if issued, the August Debenture as well as any other Company debentures, whether now existing or hereafter arising and whether for principal, interest, costs, fees or otherwise (collectively, the “Obligations”).  The A&R CSC Security Agreement and the Guarantor Security Agreements are further amended by amending Section 20 and Section 21, respectively (Termination) to include and extend to all of the Debentures.  Consequently, and upon the taking of all actions to be taken at the Initial Closing pursuant to Section 1(c) hereof, and, if applicable, the Second Closing pursuant to Section 1(d) hereof, repayment of each of the A&R Debenture, the July Debenture, and, if issued, the August Debenture, and the performance by the Company of all its obligations thereunder, shall be secured with a first priority lien and security interest (subject to exceptions to the first priority lien as set forth in the A&R CSC Security Agreement, Guarantor Security Agreements and CSC Pledge Agreement) in the collateral identified in each of the A&R CSC Security Agreement, the Guarantor Security Agreements and the CSC Pledge Agreement on a pari passu basis.

 (d)           The Existing Transaction Documents are hereby further amended: (i) to include the obligations of the Company under this Amendment, the July Debenture and, if issued, the August Debenture as obligations of the Company for all purposes under the Existing Transaction Documents and (ii) as further necessary to conform them to any potentially conflicting provisions contained in this Amendment, the provisions of this Amendment prevailing in any such conflict.

3.           Representations and Warranties of the Company.  The Company and the Guarantors hereby represent and warrant to the Investor that the representations and warranties made by the Company and the Guarantors to the Investor in the Existing Transaction Documents to which they are a party are (subject to representations and warranties which speak of a date certain other than the date of this Agreement) true and correct as of the date hereof as if made on and as of the date hereof and with respect to this Amendment and the July Securities, except that representations with respect to the capitalization of the Company are subject to the issuance of securities pursuant to the Existing Transaction Documents and this Agreement.

4.           Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company that the representations and warranties made by the Investor to the Company in the Existing Transaction Documents are true and correct as of the date hereof as if made on and as of the date hereof and with respect to this Amendment and the New Securities issued or to be issued hereunder.

5.           Existing Transaction Documents in Effect; No Defaults.  The terms and provisions of the Existing Transaction Documents, as and to the extent amended hereby, are and shall remain and continue in full force and effect and the Company and the Guarantors hereby reaffirm all of their respective obligations under the Existing Transaction Documents to which they are a party.  Neither the Company nor the Guarantors are aware of any Event of Default under the Existing Transaction Documents, nor of any event which with the giving of notice or lapse of time would constitute an Event of Default under the Existing Transaction Document to which they are a party.

6.           Miscellaneous

6.1           Registration Rights.  The July Incentive Shares and the Common Stock Debenture Shares, shall be entitled to the registration rights provided for under Section 7.1 of the A&R Securities Purchase Agreement.

6.2           Successors and Assigns.  The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as may be expressly provided herein.

6.3           Governing Law.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6.4           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.5           Titles and Subtitles.  The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6           Confidentiality.  This Agreement is confidential, and none of its provisions or terms shall be disclosed to anyone who is not an Investor or an officer or director of the Company or their agents, advisers or legal counsel, unless required by law.

6.7           Notices.  Any notice required or permitted by this Amendment shall be in writing and shall be deemed sufficient upon delivery, when delivered personally (against written receipt therefor), one business day following the business day on which such notice is forwarded by overnight courier, or two business days following the business day of deposit in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Investor, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 1201 RXR Plaza, Uniondale, New York 11556, Attn: Alan C. Ederer, Esq., and if to the Company, Spirits, Brookstein or Garfinkel, with a copy to Moritt Hock Hamroff & Horowitz, 400 Garden City Plaza, Garden City, New York, 11530 Attn: Dennis O’Rourke, Esq.

6.8           Entire Agreement.  This Amendment, together with the Existing Transaction Documents as modified hereby, the July Debenture and, if issued, the August Debenture, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.  This Amendment may be modified or amended only with the written consent of all of the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

           IN WITNESS WHEREOF, each of the undersigned has caused this Omnibus Amendment and Securities Purchase Agreement to be executed by their respective duly authorized officer as of the date first above written.

COMPLIANCE SYSTEMS CORPORATION

By:	/s/ Dean Garfinkel
Name: Dean Garfinkel
Title: President

Address: 50 Glen Street
Glen Cove, New York 11542

EXECUSERVE CORP.

By:	/s/ Jim Robinson
Name: Jim Robinson
Title: President
Address: c/o Compliance Systems Corporation
50 Glen Street
Glen Cove, New York 11542

SPIRITS MANAGEMENT INC.

By:	/s/ Barry Brookstein
Name:	Barry Brookstein
Address: 780 New York Avenue – Suite A
Huntington, New York 11743

CALL COMPLIANCE INC.

By:	/s/ Stephen Dunigan
Name: Stephan Dunigan
Title: President
Address: 50 Glen Street
Glen Cove, New York 11542

/s/ Barry Brookstein
Barry Brookstein
Address: 50 Glen Street
Glen Cove, New York 11542

/s/ Dean Garfinkel
Dean Garfinkel
Address: 50 Glen Street
Glen Cove, New York 11542

AGILE OPPORTUNITY FUND, LLC
By: AGILE INVESTMENTS, LLC, Managing Member

By:	/s/ David I. Propis
Name: David I. Propis
Title: Managing Member

Address:
1175 Walt Whitman Road, Suite 100A
Melville, NY 11747

[Omnibus Amendment and Securities Purchase Agreement Counterpart Signature Page]

EXHIBIT A

FORM OF JULY DEBENTURE

NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS DEBENTURE OR SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE UNDER SUCH ACT UNLESS SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

COMPLIANCE SYSTEMS CORPORATION
SECURED CONVERTIBLE DEBENTURE

$175,000.00	July 1, 2010

FOR VALUE RECEIVED, the undersigned Compliance Systems Corporation, a Nevada corporation (referred to herein as “Borrower” or the “Company”), promises to pay to the order of Agile Opportunity Fund, LLC, its successors or assigns (the “Lender”), the principal sum of One Hundred Seventy-Five Thousand Dollars ($175,000.00) or such lesser principal amount as is then outstanding on June 30, 2011 (the “Maturity Date”), and interest thereon at a rate equal to twenty percent (20%) per annum (the “Interest Rate”).  Interest to accrue hereunder through September 30, 2010 in the amount of $8,652.78 (assuming no Event of Default) shall be due and payable in advance on the date hereof (“Prepaid Interest”).   Payments of interest accruing hereunder after September 30, 2010 shall be due and payable on a monthly basis on the last day of each calendar month prior to the Maturity Date beginning on October 31, 2010.  Borrower shall pay the principal balance then outstanding under this Secured Convertible Debenture (this “Debenture”) plus accrued but unpaid interest in full on the Maturity Date along with payment of any other amounts due hereunder or under the other Loan Documents (as defined below).  The Borrower acknowledges that in addition to the interest due hereunder, Lender shall be entitled to an additional payment, on the Maturity Date or whenever the principal of this Debenture is paid (including in connection with any earlier redemption), such that Lender’s annualized rate of return on such principal payment shall be equal to thirty (30%) percent.  Notwithstanding any other provision hereof, interest paid or becoming due hereunder and any other payments hereunder which may constitute interest shall in no event exceed the maximum rate permitted by applicable law.

Interest and any other amounts due hereunder are payable in lawful money of the United States of America to the Lender at the address set forth in that certain Omnibus Amendment and Securities Purchase Agreement executed by the Borrower, Lender and the other parties thereto dated as of July 1, 2010, as amended from time to time (the “Securities Purchase Agreement”), and pursuant to which this Debenture is issued.  The terms and conditions of the Securities Purchase Agreement and the other Loan Documents (as defined therein) are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Securities Purchase Agreement.

Section 1.  Conversion.

(a)           At any time from the original issue date hereof through the date that this Debenture is paid in full, Lender shall have the right, in its sole discretion, but subject to the provisions of the Securities Purchase Agreement, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, into shares (each, a “Conversion Share”) of CSC Common Stock at a conversion price per Conversion Share equal to the closing trading price of the CSC Common Stock on the Principal Trading Market on the Conversion Date (as defined in Section 1(b) below), but in no event less than $0.001 per share (the “Conversion Price”).

(b)           Lender may convert this Debenture at the then applicable Conversion Price by the surrender of this Debenture (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”) duly completed, dated and executed, specifying therein the principal amount of Debenture and/or outstanding interest to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion and this Debenture is duly provided to Borrower hereunder (or, at Lender's option, the next interest payment date with respect to Lender's conversion of any scheduled interest payment).

(c)           On the date of receipt by the Company of the duly completed, dated and executed Notice of Conversion and this Debenture in accordance with Section 1(b) with respect to a conversion of any portion of this Debenture, the Lender (and any person(s) receiving Conversion Shares in lieu of the Lender) shall be deemed to have become the holder of record for all purposes of the Conversion Shares to which such valid conversion relates.

(d)           As soon as practicable, but not in excess of five business days, after the valid conversion of any portion of this Debenture, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes), will cause to be issued in the name of and delivered to the Lender (and/or such other person(s) identified in the Notice of Conversion with respect to such conversion), certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Conversion Shares to which the Lender (and/or such other person(s) identified in such Notice of Conversion, shall be entitled to receive upon the conversion), such certificates to be in such reasonable denominations as Lender may request when delivering the Notice of Conversion.  In the event the closing price of the Common Stock on the Principal Trading Market on the date the certificate(s) representing Conversion Shares are actually delivered to the Investor (the "Delivery Date") is less than the Conversion Price in effect as of the Conversion Date, then the Company shall issue to the Investor the number of additional of shares of its Common Stock (the "Guaranty Shares") equal to the difference between the number of Conversion Shares actually delivered to the Investor and the number of Conversion Shares which would have been delivered to the Investor had the Conversion Price been equal to the closing price of the Common Stock on the Principal Trading Market on the Delivery Date (or $0.001 in the event said closing price is less than $0.001).

(e)           If less than the entire principal and accrued interest under this Debenture is being converted, the Company shall execute and deliver to the Lender a new Debenture (dated as of the date hereof) evidencing the principal balance of this Debenture that has not been so converted.

Section 2.  Intentionally Omitted.

           Section 3.  Redemption.  (a)  The Borrower at its option shall have the right, upon 15  business days’ advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date.  No portion of the Prepaid Interest shall be refundable or otherwise returned to the Company in the event of any such redemption.

(b)           Notwithstanding the foregoing in the event that the Borrower has elected to repay any outstanding principal amount and accrued interest under this Debenture the Lender shall still be entitled to effectuate conversions as contemplated hereunder through the date of redemption.

           Section 4.  Transferability.  Neither this Debenture nor any shares of stock issuable upon conversion of this Debenture have been registered under the Securities Act of 1933, as amended (the “Act”), or under the securities laws of any state. Neither this Debenture nor any shares of stock issuable upon conversion of this Debenture may be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to this Debenture or shares issuable upon conversion of this Debenture under such Act unless such registration is not required pursuant to a valid exemption therefrom under the Act.  Provided the foregoing requirements are satisfied, this Debenture and any of the rights granted hereunder are freely transferable by the Lender in its sole discretion.

           Section 5.  Reservation of Stock.  The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of CSC Common Stock solely for the purpose of issuance upon conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the CSC Common Stock as shall be issuable upon the conversion of the outstanding principal of this Debenture and accrued and unpaid interest thereon, subject to the restrictions on Lender’s beneficial ownership of CSC Common Stock set forth in the Securities Purchase Agreement.  If at any time, the Company does not have available an amount of authorized but unissued Common Stock or Common Stock held in treasury necessary to satisfy any conversion of all amounts outstanding under this Debenture, subject to the restrictions on Lender’s beneficial ownership of CSC Common Stock set forth in the Securities Purchase Agreement, the Company shall call and hold a special meeting of its stockholders within 30 days of the occurrence of any shortfall in authorized shares for the purpose of approving an increase in the number of shares of authorized CSC Common Stock to an amount sufficient to enable conversion all amounts outstanding under this Debenture, subject in all respects to compliance with the requirements of Section 14 of the Securities Exchange Act of 1934 to which the Borrower is subject.  The Board of Directors of the Company shall recommend that stockholders vote in favor of increasing the number of authorized shares of CSC Common Stock at any such meeting.  Each member of the Board of Directors of the Company shall also vote all of such director’s voting securities of the Company in favor of such increase in authorized shares.  The Borrower covenants that all shares of CSC Common Stock that may be issuable upon conversion of this Debenture shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Debenture other than such as have been met or obtained. The execution, delivery and performance of this Debenture and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

Section 6.  No Fractional Shares.  Upon a conversion hereunder the Borrower shall not be required to issue stock certificates representing fractions of shares of Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Common Stock, as the case may be.

Section 7.  Event of Default.  (a) In the event that any one of the following events shall occur (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii)           The Borrower or any subsidiary of Borrower listed on Schedule 2.7 of the A&R Securities Purchase Agreement (each, a “Subsidiary”) shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture or any Loan Document to which it is a party;

(iii)           The Borrower or any Subsidiary, shall commence, or there shall be commenced against the Borrower or any Subsidiary any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or Subsidiary or there is commenced against the Borrower or Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or Subsidiary suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or Subsidiary makes a general assignment for the benefit of creditors; or the Borrower or Subsidiary shall fail to pay or shall state that it is unable to pay or shall be liable to pay, its debts as they become due or by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or Subsidiary for the purpose of effecting any of the foregoing; or

(iv)           The Borrower or any Subsidiary shall default (subject to all applicable cure periods) in any of its secured obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any leasing or factoring arrangement of the Borrower, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, then, in any such event, a default by Borrower shall be deemed to occur under this Debenture, which, unless such default is cured (in the case of clause (i) or (ii) of this paragraph (a) only) by Borrower within five business days from delivery of notice (an “Event of Default Notice”) to Borrower of such default, shall be deemed, for the purposes of this Debenture, to be an “Event of Default.”

(b)           Following an Event of Default, the Interest Rate shall increase to 24.99% per annum (but not exceeding the maximum rate permitted by law) immediately following such Event of Default. During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred and has not been cured by the Borrower, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Lender's election, immediately due and payable.  The Lender need not provide and the Borrower hereby waives any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Conversion Shares as set forth in the Securities Purchase Agreement.

Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.  Notwithstanding anything to the contrary contained in the immediately preceding sentence, an Event of Default Notice may be given by Lender to Borrower via email addressed to: barry@callcompliance.com and shall be deemed given, if prior to 4:00 p.m. New York City time on a business day or at any time on a nonbusiness day, on the immediately following business day.

Section 10.  Governing Law.  This Debenture and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.  Borrower agrees that the New York State Supreme Court located in the County of Nassau, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Debenture, the Loan Documents, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Debenture, the Loan Documents and/or arising out of or relating to any dispute between the parties, the Lender shall be entitled to recover all of his or its costs and expenses relating to such issue (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which the Lender may be entitled.

Section 11.  Successors and Assigns.  Subject to applicable securities laws, this Debenture and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Lender.

Section 12.  Entire Agreement; Amendment.  This Debenture may be modified or amended or the provisions hereof waived only with the written consent of the Lender and the Company.

Section 13.  Severability.  Wherever possible, each provision of this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Debenture.

IN WITNESS WHEREOF, the Borrower has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

COMPLIANCE SYSTEMS CORPORATION

By:
Name: Dean Garfinkel
Title: President

ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Debenture

           The undersigned Lender hereby elects to convert $__________ of principal and $_____ of interest currently outstanding and owed under the Secured Convertible Debenture, dated July 1, 2010, of Compliance Systems Corporation (the “Company”), in the original principal amount of $175,000,000 and issued to Agile Opportunity Fund, LLC (the “Debenture”), into shares of the Common Stock, par value $0.001 per share (the “CSC Common Stock”), of the Company at a Conversion Price of $___ of principal and/or interest for each share of CSC Common Stock (such Conversion Price being determined in accordance with the Debenture) and to purchase such  ___________ shares of CSC Common Stock issuable upon conversion of the Debenture, and requests that certificates for such securities shall be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

please print or type name and address)

(please insert social security or other identifying number)

Lender Name:

By:
Name:
Title:

Conversion Date:

EXHIBIT B

FORM OF AUGUST DEBENTURE

NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS DEBENTURE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS DEBENTURE OR SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE UNDER SUCH ACT UNLESS SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

COMPLIANCE SYSTEMS CORPORATION
SECURED CONVERTIBLE DEBENTURE

$125,000.00	August __, 2010

FOR VALUE RECEIVED, the undersigned Compliance Systems Corporation, a Nevada corporation (referred to herein as “Borrower” or the “Company”), promises to pay to the order of Agile Opportunity Fund, LLC, its successors or assigns (the “Lender”), the principal sum of One Hundred Twenty-Five Thousand Dollars ($125,000.00) or such lesser principal amount as is then outstanding on August __, 2011 (the “Maturity Date”), and interest thereon at a rate equal to twenty percent (20%) per annum (the “Interest Rate”).  Interest to accrue hereunder through November 30, 2010 in the amount of $_______ (assuming no Event of Default) shall be due and payable in advance on the date hereof (“Prepaid Interest”).   Payments of interest accruing hereunder after November 30, 2010 shall be due and payable on a monthly basis on the last day of each calendar month prior to the Maturity Date beginning on December 31, 2010.  Borrower shall pay the principal balance then outstanding under this Secured Convertible Debenture (this “Debenture”) plus accrued but unpaid interest in full on the Maturity Date along with payment of any other amounts due hereunder or under the other Loan Documents (as defined below).  The Borrower acknowledges that in addition to the interest due hereunder, Lender shall be entitled to an additional payment, on the Maturity Date or whenever the principal of this Debenture is paid (including in connection with any earlier redemption), such that Lender’s annualized rate of return on such principal payment shall be equal to thirty (30%) percent.  Notwithstanding any other provision hereof, interest paid or becoming due hereunder and any other payments hereunder which may constitute interest shall in no event exceed the maximum rate permitted by applicable law.

Interest and any other amounts due hereunder are payable in lawful money of the United States of America to the Lender at the address set forth in that certain Omnibus Amendment and Securities Purchase Agreement executed by the Borrower, Lender and the other parties thereto dated as of June ____, 2010, as amended from time to time (the “Securities Purchase Agreement”), and pursuant to which this Debenture is issued.  The terms and conditions of the Securities Purchase Agreement and the other Loan Documents (as defined therein) are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Securities Purchase Agreement.

Section 1.  Conversion.

(a)           At any time from the original issue date hereof through the date that this Debenture is paid in full, Lender shall have the right, in its sole discretion, but subject to the provisions of the Securities Purchase Agreement, to convert the principal balance of this Debenture then outstanding plus accrued but unpaid interest, in whole or in part, into shares (each, a “Conversion Share”) of CSC Common Stock at a conversion price per Conversion Share equal to the closing trading price of the CSC Common Stock on the Principal Trading Market on the Conversion Date (as defined in Section 1(b) below), but in no event less than $0.001 per share (the “Conversion Price”).

(b)           Lender may convert this Debenture at the then applicable Conversion Price by the surrender of this Debenture (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”) duly completed, dated and executed, specifying therein the principal amount of Debenture and/or outstanding interest to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion and this Debenture is duly provided to Borrower hereunder (or, at Lender's option, the next interest payment date with respect to Lender's conversion of any scheduled interest payment).

(c)           On the date of receipt by the Company of the duly completed, dated and executed Notice of Conversion and this Debenture in accordance with Section 1(b) with respect to a conversion of any portion of this Debenture, the Lender (and any person(s) receiving Conversion Shares in lieu of the Lender) shall be deemed to have become the holder of record for all purposes of the Conversion Shares to which such valid conversion relates.

(d)           As soon as practicable, but not in excess of five business days, after the valid conversion of any portion of this Debenture, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes), will cause to be issued in the name of and delivered to the Lender (and/or such other person(s) identified in the Notice of Conversion with respect to such conversion), certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Conversion Shares to which the Lender (and/or such other person(s) identified in such Notice of Conversion, shall be entitled to receive upon the conversion), such certificates to be in such reasonable denominations as Lender may request when delivering the Notice of Conversion.  In the event the closing price of the Common Stock on the Principal Trading Market on the date the certificate(s) representing Conversion Shares are actually delivered to the Investor (the "Delivery Date") is less than the Conversion Price in effect as of the Conversion Date, then the Company shall issue to the Investor the number of additional of shares of its Common Stock (the "Guaranty Shares") equal to the difference between the number of Conversion Shares actually delivered to the Investor and the number of Conversion Shares which would have been delivered to the Investor had the Conversion Price been equal to the closing price of the Common Stock on the Principal Trading Market on the Delivery Date (or $0.001 in the event said closing price is less than $0.001).

(e)           If less than the entire principal and accrued interest under this Debenture is being converted, the Company shall execute and deliver to the Lender a new Debenture (dated as of the date hereof) evidencing the principal balance of this Debenture that has not been so converted.

Section 2.  Intentionally Omitted.

           Section 3.  Redemption.  (a)  The Borrower at its option shall have the right, upon 15  business days’ advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date.  No portion of the Prepaid Interest shall be refundable or otherwise returned to the Company in the event of any such redemption.

(b)           Notwithstanding the foregoing in the event that the Borrower has elected to repay any outstanding principal amount and accrued interest under this Debenture the Lender shall still be entitled to effectuate conversions as contemplated hereunder through the date of redemption.

           Section 4.  Transferability.  Neither this Debenture nor any shares of stock issuable upon conversion of this Debenture have been registered under the Securities Act of 1933, as amended (the “Act”), or under the securities laws of any state. Neither this Debenture nor any shares of stock issuable upon conversion of this Debenture may be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to this Debenture or shares issuable upon conversion of this Debenture under such Act unless such registration is not required pursuant to a valid exemption therefrom under the Act.  Provided the foregoing requirements are satisfied, this Debenture and any of the rights granted hereunder are freely transferable by the Lender in its sole discretion.

           Section 5.  Reservation of Stock.  The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of CSC Common Stock solely for the purpose of issuance upon conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the CSC Common Stock as shall be issuable upon the conversion of the outstanding principal of this Debenture and accrued and unpaid interest thereon, subject to the restrictions on Lender’s beneficial ownership of CSC Common Stock set forth in the Securities Purchase Agreement.  If at any time, the Company does not have available an amount of authorized but unissued Common Stock or Common Stock held in treasury necessary to satisfy any conversion of all amounts outstanding under this Debenture, subject to the restrictions on Lender’s beneficial ownership of CSC Common Stock set forth in the Securities Purchase Agreement, the Company shall call and hold a special meeting of its stockholders within 30 days of the occurrence of any shortfall in authorized shares for the purpose of approving an increase in the number of shares of authorized CSC Common Stock to an amount sufficient to enable conversion all amounts outstanding under this Debenture, subject in all respects to compliance with the requirements of Section 14 of the Securities Exchange Act of 1934 to which the Borrower is subject.  The Board of Directors of the Company shall recommend that stockholders vote in favor of increasing the number of authorized shares of CSC Common Stock at any such meeting.  Each member of the Board of Directors of the Company shall also vote all of such director’s voting securities of the Company in favor of such increase in authorized shares.  The Borrower covenants that all shares of CSC Common Stock that may be issuable upon conversion of this Debenture shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Debenture other than such as have been met or obtained. The execution, delivery and performance of this Debenture and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

Section 6.  No Fractional Shares.  Upon a conversion hereunder the Borrower shall not be required to issue stock certificates representing fractions of shares of Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Common Stock, as the case may be.

Section 7.  Event of Default.  (a) In the event that any one of the following events shall occur (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii)           The Borrower or any subsidiary of Borrower listed on Schedule 2.7 of the A&R Securities Purchase Agreement (each, a “Subsidiary”) shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture or any Loan Document to which it is a party;

(iii)           The Borrower or any Subsidiary, shall commence, or there shall be commenced against the Borrower or any Subsidiary any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or Subsidiary or there is commenced against the Borrower or Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or Subsidiary suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or Subsidiary makes a general assignment for the benefit of creditors; or the Borrower or Subsidiary shall fail to pay or shall state that it is unable to pay or shall be liable to pay, its debts as they become due or by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or Subsidiary for the purpose of effecting any of the foregoing; or

(iv)           The Borrower or any Subsidiary shall default (subject to all applicable cure periods) in any of its secured obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any leasing or factoring arrangement of the Borrower, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, then, in any such event, a default by Borrower shall be deemed to occur under this Debenture, which, unless such default is cured (in the case of clause (i) or (ii) of this paragraph (a) only) by Borrower within five business days from delivery of notice (an “Event of Default Notice”) to Borrower of such default, shall be deemed, for the purposes of this Debenture, to be an “Event of Default.”

(b)           Following an Event of Default, the Interest Rate shall increase to 24.99% per annum (but not exceeding the maximum rate permitted by law) immediately following such Event of Default. During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred and has not been cured by the Borrower, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Lender's election, immediately due and payable.  The Lender need not provide and the Borrower hereby waives any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Conversion Shares as set forth in the Securities Purchase Agreement.

Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.  Notwithstanding anything to the contrary contained in the immediately preceding sentence, an Event of Default Notice may be given by Lender to Borrower via email addressed to: barry@callcompliance.com and shall be deemed given, if prior to 4:00 p.m. New York City time on a business day or at any time on a nonbusiness day, on the immediately following business day.

           Section 10.  Governing Law.  This Debenture and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.  Borrower agrees that the New York State Supreme Court located in the County of Nassau, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Debenture, the Loan Documents, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Debenture, the Loan Documents and/or arising out of or relating to any dispute between the parties, the Lender shall be entitled to recover all of his or its costs and expenses relating to such issue (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which the Lender may be entitled.

Section 11.  Successors and Assigns.  Subject to applicable securities laws, this Debenture and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Lender.

Section 12.  Entire Agreement; Amendment.  This Debenture may be modified or amended or the provisions hereof waived only with the written consent of the Lender and the Company.

Section 13.  Severability.  Wherever possible, each provision of this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Debenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Debenture.

IN WITNESS WHEREOF, the Borrower has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

COMPLIANCE SYSTEMS CORPORATION

By:
Name: Dean Garfinkel
Title: President

ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Debenture

           The undersigned Lender hereby elects to convert $__________ of principal and $_____ of interest currently outstanding and owed under the Secured Convertible Debenture, dated August ___, 2010, of Compliance Systems Corporation (the “Company”), in the original principal amount of $125,000,000 and issued to Agile Opportunity Fund, LLC (the “Debenture”), into shares of the Common Stock, par value $0.001 per share (the “CSC Common Stock”), of the Company at a Conversion Price of $___ of principal and/or interest for each share of CSC Common Stock (such Conversion Price being determined in accordance with the Debenture) and to purchase such  ___________ shares of CSC Common Stock issuable upon conversion of the Debenture, and requests that certificates for such securities shall be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

please print or type name and address)

(please insert social security or other identifying number)

Lender Name:

By:
Name:
Title:

Conversion Date: